UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 3, 2009

SUGAR CREEK FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

United States	0-52532	74-3210459
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

28 West Broadway, Trenton, Illinois	62293
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (618) 224-9228

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 3, 2009, Sugar Creek Financial Corp. (the “Company”) announced that its Board of Directors declared a one-time cash dividend of $0.10 per share.  The dividend will be paid on or about September 1, 2009 to stockholders of record as of the close of business on August 18, 2009.  A copy of the press release dated August 3, 2009 is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Number	Description

99.1	Press Release Dated August 3, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUGAR CREEK FINANCIAL CORP.

Date: August 3, 2009	By:	/s/ Robert J. Stroh, Jr.
Robert J. Stroh, Jr.
Chief Executive Officer and Chief Financial Officer